FMC Technologies                                               Exhibit 99.1

Slide 1

Lehman Brothers

September 2003

Presenters:
Joe Netherland     CEO
Bill Schumann      CFO

Investor Relations Contact:
Maryann Seaman Ph: (312) 861-6414
maryann.seaman@fmcti.com

[3 Photos of Equipment]

These slides and the accompanying presentation contain "forward-looking" statements, which represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Slide 2
FMC Technologies at a Glance

FMC Technologies is a global leader in the design, manufacture and supply of mission-critical technology for the energy, food and aviation industries

[4 photos of equipment]
Energy Production Systems
   .   Subsea Trees
   .   Surface Wellheads
   .   Manifolds
   .   Control Systems
   .   Floating Production Systems

Energy Processing Systems
   .   Fluid Control
   .   Loading Systems
   .   Measurement Solutions

FoodTech
   .   Citrus Extractor
   .   Freezing Systems
   .   Sterilization Systems
   .   Convenience Food Systems

Airport Systems
   .   Loaders
   .   Deicers
   .   Passenger Boarding Bridges

2002 Revenues

[Pie Chart]
Energy Production Systems  45%
Energy Processing Systems  19%
FoodTech                   24%
Airport Systems            12%

FMC Technologies

Slide 3

Strong Financial Results

Energy Systems growth Drives Earnings per Share

Operating Segment EBIT
[Bar Chart]

2001          Airport               18
2001          FoodTech              40
2001          Energy                72

2002          Airport               16
2002          FoodTech              43
2002          Energy                77

2003E         Airport                9
2003E         FoodTech              37
2003E         Energy                97

Amounts represent net income per diluted share before the cumulative effect of an accounting change.

Earnings per Share
[Bar Chart]

2001       $0.82 (pro forma)
2002       $0.96
2003E      $1.05-$1.15

Reconciliation of Non-GAAP measures & GAAP measures


                                                                                                    FY2001
                                                                                                    ------
Income per diluted share (pro forma basis)                                                           $0.82
Add:  Pro forma incremental interest expense                                                          0.07
Less:
    Restructuring and asset impairment charges                                                      (0.16)
    Income taxes related to separation from FMC                                                     (0.13)
                                                                                                    ------
Income per diluted share before cum. affect of acct. changes (GAAP basis)                            $0.60
                                                                                                     -----

2003E of $1.05 - $1.15 from Company Guidance during 2Q Conference Call

FMC Technologies

Slide 4

FMC Technologies

[1 photo of equipment]
.. Leading technology and industry positions across major product lines .. Leader in growing subsea and deepwater market
..  Proven track record of growth with high return on capital

FMC Technologies

Slide 5

Leading Industry Positions

Engery Systems                                       Industry Position
                                                     -----------------
Production Systems
   Subsea Systems                                           1
   -------------------------------------------------------------------
   Surface Products                                         2
   -------------------------------------------------------------------
   Floating Production (Mooring Systems)                    2
   -------------------------------------------------------------------
   Separation Systems

Processing Systems
   Fluid Control                                            1
   -------------------------------------------------------------------
   Loading Systems                                          1
   -------------------------------------------------------------------
   Measurement Solutions                                    2
   -------------------------------------------------------------------

Source: Simmons & Co. Informational, Boston Consulting Group, Spears and Associates, Quest, FMC Technologies Internal

FMC Technologies

Slide 6

Revenue/Earnings Growth Drivers

Energy Systems 2002 Sales

[Pie Chart #1]
Secular Sales Growth Driven by Subsea
------------------------------------------------------------
Subsea                              Approx 55%
------------------------------------------------------------
Rig Count Related                   Approx 35%
------------------------------------------------------------
Other                               Approx 10%
------------------------------------------------------------

[Pie Chart #2]
Cyclical Sales Growth Driven by U.S./International Rig Count
------------------------------------------------------------
Surface                               Approx 40%
------------------------------------------------------------
Fluid Control                         Approx 35%
------------------------------------------------------------
Loading Systems                       Approx 10%
------------------------------------------------------------
Measurement Systems                   Approx 15%
------------------------------------------------------------


FMC Technologies

Slide 7

Leading Industry Positions
[Table]
                                                         Industry Position

FoodTech
     Citrus Extractors                                          1
     Convenience Food Systems                                   2
     Freezing Technologies                                      1
     Sterilization Technologies                                 1

Airport Systems
     Cargo Loaders                                              1
     Passenger Boarding Bridges                                 1

Military Loader
[Image]

Flat Product Freezer
[Image]

Sources: McKinsey, FMC Technologies Internal

FMC Technologies

Slide 8

FMC Technologies

.. Leading technology and industry positions across major product lines .. Leader in growing subsea and deepwater market
..  Proven track record of growth with high return on capital

[3 photos of equipment]

FMC Technologies

Slide 9

Leading Deepwater/Subsea Position

..  Broadest subsea systems capabilities within our peer group
..  Leader in deepwater technology
..  Growing market
..  Well positioned with the major subsea E&P companies
..  Well positioned in major producing basins

FMC Technologies

Slide 10
Offshore Capabilities

[Color Illustrations]

Metering & Control Systems
Surface Well Systems
Subsea Drilling Systems
Light Well Intervention
Tension Leg Platforms
Floating Production Storage & Offloading Vessels
Turret Mooring Systems
Standard Subsea Trees
Subsea Processing
Smart Well Control Systems
Subsea Template Systems
ROV Tie-In Systems
Subsea Manifold
Guidelineless Deepwater Trees

FMC Technologies

Slide 11

Strong Deepwater Track Record
[Graph]

1980         Bonito                 RJS-39           189m     FMC         619 ft
1983         Pirauna                RJS-232          293m     Kvaerner    961 ft
1985         Marimba                RJS-284          383m     FMC       1,256 ft
1988         Marimba                RJS-376D         492m     FMC       1,613 ft
1988         Placid Green           Canyon 31        684m     ABB       2,244 ft
1992         Marlim                 MRL-9            781m     FMC       2,561 ft
1994         Marlim                 MRL-4            1027m    FMC       3,368 ft
1997         Shell Mensa                             1618m    FMC       5,308 ft
1997         Marlim Sul             MLS-3            1709m    ABB       5,605 ft
1999         Roncador               RJS-436          1853m    FMC       6,080 ft
2000         Petrobras              Roncador         1877m    ABB       6,157 ft
2002         Marathon               Camden Hills     2197m    Cameron   7,209 ft
2004         Shell                  Coulomb          2316m    FMC       7,600 ft

FMC Technologies

Slide 12

Technology Leadership

..  Offshore Technology Conference Distinguished Achievement Award Winners
   - 1997 Amoco - Liuhua Project
   - 1998 Shell - Mensa Project
   - 1999 BP - Foinhaven Project
   - 2000 Kerr-McGee - Neptune Spar Project
   - 2001 Petrobras - Roncador
   - 2002 ExxonMobil - Hoover/Diana Project
   - 2003 Total - Girassol Project


FMC Technologies

Slide 13

CDS Acquisition - Continuing to Build the Subsea Portfolio

..  Adds high growth - high margin business
   - Proven and patented industry leading separation technology
   - Current products access growing offshore market segments
      .Separation systems for new build FPSO's and fixed platforms .Retrofit upgrade of existing platforms and FPSO's
   - Growth opportunity - Subsea processing

..  Acquired 55% controlling ownership for $48M
   - Marginally accretive in 2003
   - Remaining 45% to be acquired in 2009 for slightly less than 6.5X the average of 2007 and 2008 EBITDA


FMC Technologies

Slide 14

Well Positioned in Major Producing Basins

[Points on world map]
   .   Gulf of Mexico
   .   Brazil
   .   North Sea
   .   W. Africa

FMC Technologies

Slide 15
Well Positioned with the Major Subsea Players

Subsea Completions by Operator 2002 to 2008

[Bar Graph]
                               Installations
                             -----------------
                             [approximate plot
                             point on graph]

       Total*                       455
       Petrobras*                   399
       ExxonMobil*                  304
       BP*                          275
       Royal Dutch/Shell*           243
       Norsk Hydro*                 136
       Statoil*                     122
       Chevron Texaco               121
       Conoco/Phillips*              87
       Unocal*                       76
       Amerada Hess                  63
       Kerr-McGee*                   55
       Wapet                         54
       Marathon Oil                  52
       BHP Billiton                  51
       Agip*                         46
       Murphy Oil                    38
       Sakhalin Coop                 34
       British Gas                   33
       Woodside*                     31
       Anadarko*                     30
       INPEX                         20
       Husky Oil                     18
       PetroCanada*                  16
       Samedan Oil                   16



          *Predominantly FTI accounts

       Source: Quest Offshore

       FMC Technologies

Slide 16

Strong Financial Results

Earnings Growth Drives Strong Cash Flows

Earnings per Share
[Bar Chart]

2001       $0.82 (pro forma)
2002       $0.96
2003E      $1.05-$1.15

Debt Net of Cash

[Bar Chart]


-------------------------------------------------------------------------------------------------------------
                                                Debt Net of Cash                  Synthetic Leases
-------------------------------------------------------------------------------------------------------------
01-01-01 (pro forma)                                    301                               69
-------------------------------------------------------------------------------------------------------------
12-31-01                                                245                               66
-------------------------------------------------------------------------------------------------------------
12-31-02                                                203                               37
-------------------------------------------------------------------------------------------------------------
06-30-03                                                192                               -
-------------------------------------------------------------------------------------------------------------

Amounts represent net income per diluted share before the cumulative effect of an accounting change.

Reconciliation of Non-GAAP measures & GAAP measures
---------------------------------------------------

                                                                                                    FY2001
                                                                                                    ------
Income per diluted share (pro forma basis)                                                           $0.82
Add:  Pro forma incremental interest expense                                                          0.07
Less:
    Restructuring and asset impairment charges                                                       (0.16)
    Income taxes related to separation from FMC                                                      (0.13)
                                                                                                     -----
Income per diluted share before cum. affect of acct. changes (GAAP basis)                            $0.60
                                                                                                     -----

2003E of $1.05 - $1.15 from Company Guidance during 2Q Conference Call

At January 1, 2001, net debt is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.

FMC Technologies

Slide 17

Growing Earnings
(Earnings Per Share Data)
Unaudited
[Bar Chart]

----------------------------------------------------------------------------------------
                                  Q1         Q2         Q3         Q4       Full Year
----------------------------------------------------------------------------------------
2001 (pro forma)               $ 0.06     $ 0.19     $ 0.25     $ 0.32       $ 0.82
----------------------------------------------------------------------------------------
2002                           $ 0.08     $ 0.27     $ 0.25     $ 0.36       $ 0.96
----------------------------------------------------------------------------------------
2003E                          $ 0.14     $ 0.34                             $1.05-
                                                                              $1.15
----------------------------------------------------------------------------------------


Amounts represent net income per diluted share before the cumulative effect of an accounting change.

Reconciliation of Non-GAAP measures & GAAP measures
---------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                      Q1 2001*     Q2 2001*      Q3 2001      Q4 2001    FY 2001
------------------------------------------------------------------------------------------------------------------
Income per diluted share (pro forma basis)             $ 0.06       $ 0.19        $ 0.25       $ 0.32     $ 0.82
------------------------------------------------------------------------------------------------------------------
Add: Pro forma incremental interest expense              0.04         0.03          -            -          0.07
------------------------------------------------------------------------------------------------------------------
Less:
------------------------------------------------------------------------------------------------------------------
Restructuring and asset impairment charges              (0.10)         -           (0.06)        -         (0.16)
------------------------------------------------------------------------------------------------------------------
Income taxes related to separation from FMC             (0.05)       (0.06)        (0.02)        -         (0.13)
------------------------------------------------------------------------------------------------------------------
Other                                                   (0.01)        0.01          -            -          -
------------------------------------------------------------------------------------------------------------------
Income per diluted share before cum. effect of         $(0.06)      $ 0.15        $ 0.15       $ 0.32     $ 0.60
    acct. changes (GAAP basis)
------------------------------------------------------------------------------------------------------------------

*Results relating to periods prior to June 1, 2001 were carved out from the consolidated financial statements of FMC.

2003E of $1.05 - $1.15 from Company Guidance during 2Q Conference Call

FMC Technologies

Slide 18

Strong cash flow has reduced debt
[BAR CHART]

($M)

------------------------------------------------------------------------
                        Debt Net         Synthetic
                        --------         ---------
  Date                  of Cash            Leases            Total
  ----                  -------            ------            -----
------------------------------------------------------------------------
 01-01-01 (Pro-forma)    $ 301             $ 69               $ 370
------------------------------------------------------------------------
 12-31-01                $ 245             $ 66               $ 311
------------------------------------------------------------------------
 12-31-02                $ 203             $ 37               $ 240
------------------------------------------------------------------------
 06-30-03                $ 192               -                $ 192
------------------------------------------------------------------------

At January 1, 2001, net debt is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.

FMC Technologies

Slide 19
Focused on Returns
(Return on Capital)

[Bar Chart]

-------------------------------------------------------
                 2001          2002         2003E
                 ----          ----         -----
-------------------------------------------------------
  Low              6%          N.M.           5%
-------------------------------------------------------
  Median          12%            6%          11%
-------------------------------------------------------
  High            17%           11%          13%
-------------------------------------------------------
  FTI             14%           14%          14%
-------------------------------------------------------

Data Set
--------
Baker Hughes
Dril-Quip
Cooper Cameron
Halliburton
Schlumberger
Smith International
Varco International
Weatherford International

Reconciliation of Non-GAAP measures and GAAP measures:

.. Return on capital is un-levered net income divided by average capital employed. Capital Employed is total assets less non-debt current liabilities, minority interest, goodwill and intangibles. Year 2003E Net Income based on First Call Estimate * Common shares outstanding, except for FTI which is company guidance.

.. Un-levered Net Income adjusted to exclude restructuring and impairment charges as well as interest expense for each company. FTI un-levered net income reconciliation to GAAP follows:

     --------------------------------------------------------------------------------------------------
                                                                             2001             2002
                                                                             ----             ----
     --------------------------------------------------------------------------------------------------
     Un-levered net income (a non-GAAP Measure)                             $ 67.3           $ 72.7
     --------------------------------------------------------------------------------------------------
     Less after-tax adjustments:
     --------------------------------------------------------------------------------------------------
     Interest expense                                                        (8.6)            (8.6)
     --------------------------------------------------------------------------------------------------
     Restructuring & Impairment charges                                     (10.4)             -
     --------------------------------------------------------------------------------------------------
     Income taxes related to separation from FMC                             (8.9)             -
     --------------------------------------------------------------------------------------------------
     Cumulative effect of accounting changes                                 (4.7)           (193.8)
     --------------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------------------------
     Net Income (GAAP Basis)                                                $ 34.7          $(129.7)
     --------------------------------------------------------------------------------------------------

..        Sources:  Compustat, First Call

FMC Technologies

Slide 20

In Summary

A "New" Oilfield Services Company with

..  Demonstrated Earnings Growth

..  Strong and Continued Cash Flow

..  High Return on Capital


Driven by Subsea/Offshore Capabilities

..  High Barriers to Entry (Technology/Alliances)

..  High Growth

..  Platform for Added Products/Services


FMC Technologies